UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01402

CONTINENTAL ASSURANCE COMPANY
SEPARATE ACCOUNT (B)

(Exact name of registrant as specified in charter)

333 South Wabash Avenue, Chicago, IL	60604
(Address of principal executive offices)	(Zip code)

Lynne Gugenheim
333 South Wabash Avenue, 23rd Floor
Chicago, IL 60604

(Name and address of agent for service)
Registrant's telephone number, including area code: (312) 822-4921
Date of fiscal year end: December 31
Date of reporting period: June 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

Participants' Inquiries To:
Continental Assurance Company
Separate Account (B)
Attn: Pension Client Services - 42nd Floor
333 S. Wabash Ave.
Chicago, Illinois 60604
800-351-3001

Continental Assurance Company
Separate Account (B)
Report to Participants
June 30, 2011
Web Site: www.cna.com/sab/
Internet e-mail: sab@cna.com

Dear Participant:
For the six months ended June 30, 2011, Continental Assurance Company Separate Account (B) (Separate Account (B)) had a positive total return of 3.5% compared to a total return of 6.8% for its benchmark, the Standard & Poor's (S&P) 500/Citigroup Growth Index®. For more specific information about the performance of Separate Account (B), please see the Portfolio Management Committee's Perspective section.
Economic forecasts as of June 2011 anticipate that real gross domestic product will increase from a first quarter rate of 1.9% and an estimated second quarter rate of 2.0% to 3.2% during the last six months of 2011. The weakness in the first and second quarter numbers is felt to be due to temporary factors such as a sharp decline in automobile production and sales caused by supply chain disruptions in Japan. In addition, manufacturing activity, as measured by the Institute of Supply Management's® manufacturing index remains at a level that would indicate economic expansion. However, the recovery seemingly remains fragile and exposed to exogenous shocks in Europe, the Middle East, or elsewhere. Also, while the U.S. Congress raised the debt ceiling in early August through the year 2012, it has postponed the development of a longer term solution. Although the debt ceiling was raised, and the probability of the U.S. government defaulting on its debt obligations is considered very low, the U.S. government's sovereign debt was lowered to AA+ by Standard & Poor's® in early August. The consequences of a ratings downgrade are unknown but may include higher interest rates and increased borrowing costs.
Core inflation, which excludes food and energy prices, is expected to remain under control during the second half of 2011 at around 1.6%. Unemployment rates have improved marginally during the first six months of 2011 but still remain right around 9.0%. Economic surveys as of June 2011 show an expectation that unemployment will remain at or above 8.7% for the remainder of 2011. Due to its negative impact on consumer spending, which represents more than two-thirds of the total economy, continued high levels of unemployment may dampen economic growth for the rest of 2011. The Federal Reserve Board (the Fed) may increase the Fed Funds Target Rate in 2011 if core inflation gets above 2.0%, the unemployment rate declines significantly, or economic growth exceeds expectations, none of which seems probable at mid-year 2011. Consensus forecasts as of June 2011 indicate that the market expects the Fed to leave the Fed Funds Target Rate at its current range of 0.00% to 0.25% for the remainder of 2011.
With the expectation of low inflation, high levels of unemployment and uncertain economic growth, many equity managers focus on defensive positions in the Consumer Staples and Industrials sectors. In addition, as Separate Account (B) approaches its November 1st liquidation date, the Portfolio Management Committee will consider purchasing shares in exchange-traded funds as a way to maintain diversification. Your Portfolio Management Committee will continue to monitor market conditions closely and make portfolio adjustments that it believes will enhance relative returns within the growth stock universe.
Thank you for your continued support and participation.
Cordially,

Edward J. Lavin
Chairman of the Committee

The statements contained in this management letter, which are not historical facts, are forward-looking statements. When included in this management letter, the words "believes," "expects," "intends," "anticipates," "estimates," and analogous expressions are intended to identify forward-looking statements. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. These forward-looking statements speak only as of the date of this management letter.

Portfolio Management Committee's Perspective
The portfolio of Separate Account (B) is managed by a Portfolio Management Committee consisting of Edward J. Lavin, J. Gregory McClain and Matthew J. Krimm. Messrs. Lavin, McClain and Krimm are responsible for the day-to-day management of the account's portfolio.
Edward J. Lavin, CFA, is Assistant Vice President of Investment Analysis and Derivatives Accounting in the Investments Area of Separate Account (B)'s investment advisor, CAC, and its parent company CCC, where he is responsible for the quantification, analysis, reporting and monitoring of various asset classes. From April 2000 to April 2009, he was Director of Investment Analysis and Derivatives Accounting in the Investments Area of Separate Account (B)'s investment advisor, CAC, and its parent company CCC. Mr. Lavin has been a member of the Portfolio Management Committee since March 2011. Mr. Lavin serves as the lead member of the Portfolio Management Committee with respect to portfolio composition.
J. Gregory McClain has been a Director of Finance and Corporate Banking Relations of Separate Account (B)'s investment advisor, CAC, and its parent company CCC, since July 2009, where he is responsible for the financial and operating relationships with CAC's and CCC's banks. Mr. McClain also manages the cash operations of CAC's and CCC's Treasury area. From September 2006 until April 2009, Mr. McClain was Vice President, Senior Treasury Management Sales Officer at Bank of America, where he provided cash management and liquidity solutions for commercial banking clients. From October 2005 until September 2006, he was Vice President, Client Manager at Bank of America. Prior thereto, Mr. McClain was a registered securities representative and licensed broker at Edward Jones. Mr. McClain has been a member of the Portfolio Management Committee since February 2011, where he focuses on portfolio composition.
Matthew J. Krimm, CFA, has been a Senior Analyst in the Portfolio Analytics Group of Separate Account (B)'s investment advisor, CAC, and its parent company CCC, since February 2009, where he is responsible for monitoring and reporting on the risk attributes of CAC's and CCC's portfolio holdings. From August 2008 until February 2009, he was a research analyst for Leavitt Capital Management, Inc, a private investment management firm with an emphasis on various equity and non-equity strategies. At Leavitt Capital, Mr. Krimm assisted in management of their hedge funds and other investment accounts. From May 2006 through August 2008, Mr. Krimm was a research associate and assistant portfolio manager for Rydex Investments, a mutual fund company, focusing on enhanced equity indexing and asset allocation strategies. From May 2005 until May 2006, Mr. Krimm was an Institutional Trade Specialist for Rydex Investments. Mr. Krimm has been a member of the Portfolio Management Committee since February 2011, where he focuses on the risk attributes and composition of the portfolio.
In the section below, the Portfolio Management Committee discusses the performance of Separate Account (B) as well as the overall market environment and key investment strategies used during the first half of 2011.
Separate Account (B)'s accumulated unit value, including reinvested dividends, increased by 3.5% during the first six months of 2011. During the same time period, including reinvested dividends, the S&P 500 Index® (the “S&P 500”) was up 6.0% and the S&P 500/Citigroup Growth Index® grew by 6.8%. The S&P 500 is a broad index which contains both value stocks and growth stocks of large-cap U.S. companies (generally defined as companies that have a market capitalization of $10 billion or more). The S&P 500/Citigroup Growth Index® measures the return of the growth stocks contained within the S&P 500 and is the Separate Account (B)'s benchmark for performance. Your portfolio is structured for growth, with a core holding of high quality, large-cap companies. The Portfolio Management Committee's investment strategy during the first half of 2011 given expectations of continued high levels of unemployment, increasing inflation, and uncertainty regarding economic growth was to overweight the Consumer Staples and Industrial sectors and underweight the Consumer Discretionary sector. Additionally, Separate Account (B) held slightly more cash and short term investments than it has historically during the first half of 2011 in advance of anticipated withdrawal activity and the account's November 1st liquidation date. Separate Account (B)'s June 2011 year-to-date performance fell short of its benchmark by 3.3%, largely driven by underperforming holdings in the Industrial, Financial, and Consumer Discretionary sectors.

Common Stock Sector Distribution
Separate Account (B) and
S&P 500/Citigroup Growth Index ®
June 30, 2011

		S&P 500 /
	Separate	Citigroup
Sector	Account (B)	Growth Index®
Consumer Discretionary	8.9%	13.3%
Consumer Staples	17.3%	11.7%
Energy	4.4%	8.2%
Financials	7.7%	7.3%
Health Care	10.0%	12.4%
Industrials	20.5%	12.3%
Information Technology	23.6%	25.9%
Materials	7.6%	3.9%
Telecommunication Services	—%	0.8%
Utilities	—%	4.2%
The economy grew during the first half of 2011 as real gross domestic product increased at an annual rate of 1.9% in the first quarter and an estimated 2.0% in the second. However, economic growth has been more sluggish than had been hoped for thereby increasing the possibility that any negative developments emerging in the near future will push the economy into another recession. Factors helping economic growth during the first six months of 2011 included low levels of core inflation, low interest rates, relatively firm consumer confidence, and increased levels of manufacturing activity. Negative developments during the first six months of 2011 included continued high levels of unemployment, rising federal deficits, and the political debate centered around the government's debt ceiling. Also, it remains to be seen whether further economic growth can be sustained as the federal government's fiscal stimulus programs ended in the second quarter of 2011.
Core inflation, which excludes food and energy prices, began 2011 at 0.8% and has increased consistently throughout the year reaching 1.6% by the end of June. Although core inflation has doubled thus far in 2011 it still remains at a relatively low level. Because inflation remains under control, the Federal Reserve Board (the Fed) has been able to maintain its low interest rate policy in an effort to continue to stimulate economic growth. The Fed has kept the Fed Funds Target Rate range unchanged at 0.00% to 0.25% since year-end 2008. Fed monetary policy, high unemployment, and low levels of inflation combined to keep interest rates on U.S. Treasuries low during the first half of 2011. Three month Treasury-bill yields ended June at a yield of 0.2% and the benchmark ten year Treasury note dropped from 3.3% at year-end 2010 to 3.2% by June 2011. Over two-thirds of the economy is driven by consumer spending. Consumer confidence, while edging lower, has remained relatively firm during the first half of 2011. The University of Michigan's Consumer Confidence Index® closed out June at 71.5, down from a first quarter average of 73.1 and a year-end 2010 level of 74.5. The Institute of Supply Management's® manufacturing index began 2011 at 58.5, rose to an average of 61.1 during the first quarter, and slipped back to an average of 56.4 during the second. Index levels above 50.0 indicate economic expansion while those below 50.0 indicate economic contraction.
Unemployment improved slightly during 2011 dropping from December 2010's rate of 9.6% to 8.9% in the first quarter and then rising to 9.1% in the second. Although high unemployment helps keep inflation in check, long-term economic growth will require a recovery in the job market. Federal deficits and debt ratios remain high and continue to dominate the political and economic landscape. Federal deficits will likely lead to future tax increases and this expectation can have a negative impact on business spending and investment. Also, the ongoing and politicized debate in Washington over raising the debt ceiling has added to the general level of uncertainty in the marketplace. Lastly, the Fed's second round of quantitative easing ended in June of 2011, leaving it to consumer and business spending to push the economy forward in the second half of the year.

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by Separate Account (B). Also, note that both investment returns and principal value can fluctuate widely, so a participant's units, when sold, could be worth more or less than their original cost. In addition, the performance data does not reflect the deduction of a sales load or fee which, if reflected, would reduce the performance results. The returns shown do not reflect taxes that a participant would pay on fund distributions or on the sale of Separate Account (B) units.
This report has been prepared for the information of participants in Continental Assurance Company Separate Account (B) and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding Separate Account (B)'s objectives, policies, management, records, sales commissions and other information.

Record of Accumulation Unit Values

	Valuation Date	Unit Market Value
2011 (Unaudited)	June 30	$29.73
2010	December 31	28.72
2009	December 31	27.04
2008	December 31	20.64
2007	December 31	32.10
2006	December 31	26.81
2005	December 31	23.08
2004	December 31	21.15
2003	December 31	19.55
2002	December 31	16.00
2001	December 31	20.48

Illustration of Accumulation Unit Values
Separate Account (B) does not make distributions of investment income and realized capital gains; therefore, the unit values include investment income and capital gains. This chart displays the unit value at December 31, for each of the past ten years, and at June 30, 2011. These values should not be considered representations of values which may be achieved in the future.

Continental Assurance Company Separate Account (B) Schedule of Investments (Unaudited)

June 30, 2011	Number of Shares	Fair Value	% of Net Assets
(All investments are in securities of unaffiliated issuers)
COMMON STOCKS:
CONSUMER DISCRETIONARY
Kohl's Corporation	12,500	$625,125
Marriott International, Inc. - Class A	16,337	579,800
		1,204,925	8.8%
CONSUMER STAPLES
The Coca-Cola Company	9,500	639,255
Costco Wholesale Corporation	8,000	649,920
CVS Caremark Corporation	16,000	601,280
The Procter & Gamble Company	7,000	444,990
		2,335,445	17.1%
ENERGY
Halliburton Company	11,500	586,500	4.3%
FINANCIALS
JPMorgan Chase & Co.	14,000	573,160
Morgan Stanley	20,000	460,200
		1,033,360	7.6%
HEALTH CARE
Gilead Sciences, Inc.(*)	17,000	703,970
Pharmaceutical HOLDRS (SM) Trust(**)	9,000	638,280
		1,342,250	9.8%
INDUSTRIALS
The Boeing Company	6,250	462,063
CSX Corporation	22,500	589,950
Deere & Company	7,500	618,375
Fluor Corporation	10,000	646,600
United Technologies Corporation	5,000	442,550
		2,759,538	20.2%

(*)	Denotes non-income producing holdings for the six months ended June 30, 2011.
(**)	A trust consisting of approximately 20 common stocks.

The accompanying Notes are an integral part of these Financial Statements (Unaudited).

Continental Assurance Company Separate Account (B) Schedule of Investments-continued (Unaudited)

June 30, 2011	Number of Shares	Fair Value	% of Net Assets
(All investments are in securities of unaffiliated issuers)
COMMON STOCKS - continued:
INFORMATION TECHNOLOGY
Corning Incorporated	35,000	635,250
Google Inc. - Class A(*)	500	253,190
Hewlett-Packard Company	19,500	709,800
International Business Machines Corporation	3,500	600,425
MasterCard Incorporated - Class A	2,000	602,680
Visa Inc. - Class A	4,500	379,170
		3,180,515	23.3%
MATERIALS
E.I. du Pont de Nemours and Company	9,000	486,450
Praxair, Inc.	5,000	541,950
		1,028,400	7.5%
Total Common Stocks		13,470,933	98.6%
SHORT TERM INVESTMENT:
MONEY MARKET
JPMorgan U.S. Government Money Market Fund		129,776	1.0%
Total Short Term Investment		129,776	1.0%
TOTAL INVESTMENTS		13,600,709	99.6%
OTHER ASSETS LESS LIABILITIES		55,955	0.4%
TOTAL PARTICIPANTS’ EQUITY		$13,656,664	100.0%

(*)	Denotes non-income producing holdings for the six months ended June 30, 2011.
(**)	A trust consisting of approximately 20 common stocks.

The accompanying Notes are an integral part of these Financial Statements (Unaudited).

Continental Assurance Company Separate Account (B) Statement of Assets and Liabilities (Unaudited)

June 30, 2011
Assets:
Investments in securities of unaffiliated issuers:
Common stocks, at fair value (cost: $11,017,685)	$13,470,933
Short term investment	129,776
Total investments	13,600,709
Receivables for securities sold	608,303
Dividends and interest receivable	13,445
Prepaid expenses	1,362
Total assets	$14,223,819
Liabilities:
Payable to Continental Assurance Company for fund deposit withdrawals	$559,429
Fees payable to Continental Assurance Company	380
Accrued expenses	7,346
Total liabilities	567,155
Participants' equity:
Accumulated net investment income	54,595,927
Accumulated net realized gains on investment transactions	181,308,138
Net unrealized gains	2,453,248
Net decrease in participants' equity resulting from accumulation unit transactions	(224,700,649)
Total participants' equity
(459,289 accumulation units outstanding at $29.73 per accumulation unit; unlimited accumulation units authorized)	13,656,664
Total liabilities and participants' equity	$14,223,819

The accompanying Notes are an integral part of these Financial Statements (Unaudited).

Continental Assurance Company Separate Account (B) Statement of Operations (Unaudited)

Six months ended June 30, 2011
Investment income:
Dividends	$162,960
Interest	11
Total investment income	162,971
Expenses:
Investment advisory fees	48,876
Legal and audit	4,346
Prospectus and unitholder reports	2,814
Committee Member fees	14,877
Fidelity bond	3,228
Miscellaneous	2,031
Total expenses	76,172
Net investment income	86,799
Net gains on investments:
Net realized gains on investments	2,569,220
Change in net unrealized gains on investments	(1,854,334)
Net gains on investments	714,886
Net increase in participants' equity resulting from operations	$801,685

The accompanying Notes are an integral part of these Financial Statements (Unaudited).

Continental Assurance Company Separate Account (B) Statements of Changes in Participants' Equity (Unaudited)

	Six months ended June 30, 2011(Unaudited)	Year ended December 31, 2010
From operations:
Net investment income	$86,799	$206,841
Net realized gains on investments	2,569,220	3,788,713
Change in net unrealized losses on investments	(1,854,334)	(2,466,421)
Net increase in participants' equity resulting from operations	801,685	1,529,133
From accumulation unit transactions:
Withdrawals (326,628 accumulation units in 2011, and 350,115 accumulation units in 2010)	(9,720,231)	(9,671,063)
Net decrease in participants' equity resulting from accumulation unit transactions	(9,720,231)	(9,671,063)
Total decrease in participants' equity	(8,918,546)	(8,141,930)
Participants' equity, beginning of the year	22,575,210	30,717,140
Participants' equity, end of the period	$13,656,664	$22,575,210

The accompanying Notes are an integral part of these Financial Statements (Unaudited).

Continental Assurance Company Separate Account (B) Financial Highlights

(Per accumulation unit outstanding during the period)	Six months ended June 30, 2011(Unaudited)
		Years ended December 31,
		2010	2009	2008	2007	2006
Value at the beginning of the period	$28.72	$27.04	$20.64	$32.10	$26.81	$23.08
Investment income (1)	0.24	0.49	0.48	0.41	0.34	0.30
Expenses (1)	(0.10)	(0.26)	(0.22)	(0.23)	(0.24)	(0.20)
Net investment income	0.14	0.23	0.26	0.18	0.10	0.10
Net gains (losses) on investments (1)	0.87	1.45	6.14	(11.64)	5.19	3.63
Net increase (decrease) in participants' equity resulting from operations	1.01	1.68	6.40	(11.46)	5.29	3.73
Value at the end of the period	$29.73	$28.72	$27.04	$20.64	$32.10	$26.81

Net assets ($000's)	$13,657	$22,575	$30,717	$26,559	$43,980	$40,224
Total return (2)	3.5%	6.2%	31.0%	(35.7)%	19.7%	16.2%
Ratio of net investment income to average participants' equity	0.89%	0.74%	1.13%	0.63%	0.34%	0.40%
Ratio of expenses to average participants' equity	0.78%	0.85%	0.95%	0.83%	0.82%	0.83%
Portfolio turnover rate	5%	33%	11%	22%	11%	43%
Number of accumulation units outstanding at the end of the period	459,289	785,917	1,136,032	1,286,475	1,370,245	1,500,346

(1) From 2006 through 2009, investment income, expenses and net gains (losses) on investments per accumulation unit was based on a monthly average of units outstanding during the period. For 2010 and 2011, investment income, expenses and net gains (losses) on investments per accumulation unit was based on a daily weighted average of units outstanding during the period.

(2) These numbers do not reflect the deduction of a sales load or fee and, if reflected, the sales load or fee would reduce the total return. In addition, the returns shown do not reflect taxes that a participant would pay on Separate Account (B) distributions or on the sale of Separate Account (B) units. The total return figures presented here represent past performance, which is not a guarantee of future results that may be achieved by Separate Account (B).

The accompanying Notes are an integral part of these Financial Statements (Unaudited).

Notes to Financial Statements (Unaudited)
Note 1. Significant Accounting Policies
Organization
Continental Assurance Company Separate Account (B) (Separate Account (B)) is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Separate Account (B) is a separate account of Continental Assurance Company (CAC), an Illinois life insurance company which is a wholly-owned subsidiary of Continental Casualty Company (CCC). CCC is wholly-owned by The Continental Corporation (TCC). TCC is wholly-owned by CNA Financial Corporation (CNAF). Loews Corporation owned approximately 90% of the outstanding common stock of CNAF as of June 30, 2011.
On June 14, 2011, CAC notified Separate Account (B) and the Committee of Separate Account (B) that it was terminating the Second Restated and Amended Investment Advisory Agreement between CAC and Separate Account (B) (the Amended Advisory Agreement), effective November 1, 2011, for those participants who hold annuity contracts with language permitting the liquidation of Separate Account (B) assets if the Amended Advisory Agreement is terminated by either CAC or Separate Account (B). On June 28, 2011, the Committee of Separate Account (B) notified CAC that, on behalf of Separate Account (B), it was terminating the Amended Advisory Agreement effective November 1, 2011, for the remaining participants who hold annuity contracts with language stating that the Separate Account (B) assets be liquidated if the Amended Advisory Agreement is terminated by the Committee. As a result of both CAC and Separate Account (B) terminating the Amended Advisory Agreement, all of the assets in Separate Account (B) will be liquidated effective November 1, 2011.
CAC sold the vast majority of its life and group businesses in 2003 and 2004 and is no longer soliciting sales in the remaining life and group businesses, including Separate Account (B). Accordingly, new purchases of accumulation units by Separate Account (B) participants generally are not being accepted, except where contractually required. CAC also provides investment advisory and administrative services to Separate Account (B) for a fee. For a detailed discussion of the fee structure related to the investment advisory and administrative services, please see Note 3. Fees and Other Transactions with Affiliates.
The assets and liabilities of Separate Account (B) are segregated from those of CAC.
Investments
Investments in securities traded on national securities exchanges are valued at the last reported sales price. Money market funds are valued at net asset value which approximates fair value.
Net realized gains and losses on sales of securities are determined as the difference between proceeds and cost, using the specific identification method.
Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income on the money market fund is accrued on a daily basis.
Options
CAC, on behalf of Separate Account (B), may write covered call options for income enhancement purposes, purchase covered put options for hedging purposes and close out such positions with other option transactions. There were no option transactions for the six months ended June 30, 2011 and no options were outstanding as of June 30, 2011.
Expenses
Most of the expenses of Separate Account (B) are paid directly by Separate Account (B). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. For a detailed discussion of the fee and expense structure of Separate Account (B), please see Note 3. Fees and Other Transactions with Affiliates.

Federal Income Taxes
Separate Account (B) is not qualified as a “regulated investment company” under subchapter M of the Internal Revenue Code, as it is not taxed separately from CAC. While Separate Account (B) is part of the total operations of CAC, under existing federal income tax law, no taxes are payable on the investment income and realized capital gains which are reinvested in Separate Account (B) and which are taken into account in determining the value of the accumulation unit and the value of the annuity unit and which are not distributed to participants except as part of annuity payments. Both investment income and realized capital gains are accumulated and reinvested.
Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Investments

Six months ended June 30, 2011
Net realized gains on investments
Aggregate proceeds - common stock	$10,523,274
Aggregate cost - common stock	7,954,054
Net realized gains on investments	$2,569,220
Aggregate cost of securities purchased
Common stocks	$938,638

Note 3. Fees and Other Transactions with Affiliates
Under the Amended Advisory Agreement, Separate Account (B) directly pays most of the fees and expenses associated with Separate Account (B) including professional fees, fees of Committee Members not employed by CAC, and printing and fidelity bond costs. CAC pays for fees and expenses related to the sale of accumulation units, as well as the fees and expenses related to its investment advisory services. Under the Amended Advisory Agreement, Separate Account (B) pays CAC a monthly investment advisory fee, computed at the annual rate of 0.5% of the average daily net asset value of Separate Account (B).
The assets of Separate Account (B) can be invested in securities contracts of investment companies, which charge advisory and administrative fees that are separate and in addition to the advisory fee charged by CAC. Under the Amended Advisory Agreement, CAC agreed to limit the amount of indirect expenses that Separate Account (B) would incur for assets invested in securities contracts of investment companies (excluding assets invested in money market funds) to 0.2% of the average daily net asset value of Separate Account (B) on any business day by having CAC reimburse Separate Account (B) for any indirect expenses in excess of this amount. Separate Account (B) did not invest in securities contracts of investment companies (other than money market funds) for the six months ended June 30, 2011. Accordingly, no such reimbursement was required during such period.
Participants pay fees directly to CAC for sales and administrative services, which are deducted from participants' accounts on an annual basis (included in accumulation unit transaction withdrawals in the Statements of Changes in Participants' Equity). Sales fees represent costs paid by participants upon purchase of additional accumulation units; administrative fees are deducted annually from applicable participants' accounts.

Six months ended
Fees and expenses paid to CAC	June 30, 2011
Investment advisory fees charged to participants' equity	$48,876
Administrative fees paid by participants	—
Total	$48,876

Note 4. Fair Value
Fair value is the price that would be received upon sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The following fair value hierarchy is used in selecting inputs, with the highest priority given to Level 1, as these are the most transparent or reliable.
Level 1 - Quoted prices for identical instruments in active markets.
Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs are observable in active markets.
Level 3 - Valuations derived from valuation techniques in which one or more significant inputs are unobservable.
Assets and liabilities measured at fair value on a recurring basis are summarized below.

June 30, 2011	Level 1	Level 2	Level 3	Total investments at fair value
Common stocks	$13,470,933	$—	$—	$13,470,933
Short term investment	129,776	—	—	129,776
Total investments	$13,600,709	$—	$—	$13,600,709
Common stocks and the short term investment, classified within Level 1 of the fair value hierarchy, include publicly traded securities valued using quoted market prices and a money market fund, which are actively traded.
The carrying value of all other financial instruments reported on the Statement of Assets and Liabilities approximate fair value because of the short term nature of these items.

Committee Members and Executive Officers
The management of Separate Account (B), including general supervision of the duties performed for it by CAC, is the responsibility of the Committee Members of Separate Account (B). The number of Committee Members of Separate Account (B) is currently set at four. None of the Committee Members who are not “interested” persons of Separate Account (B) has been a director or employee of, or consultant to, the adviser or its affiliates in the last twenty years. The names and business addresses of the Committee Members and executive officers of Separate Account (B), their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Disinterested Committee Members
Richard T. Fox 333 South Wabash Avenue Chicago, Illinois 60604 Born February 15, 1938	Committee Member	One Year Since February 1986	Financial Consultant	One	None
Petrine J. Nielsen 333 South Wabash Avenue Chicago, Illinois 60604 Born June 27, 1940	Committee Member	One Year Since June 2004	Retired	One	None
Peter J. Wrenn 333 South Wabash Avenue Chicago, Illinois 60604 Born February 10, 1936	Committee Member	One Year Since April 1987	Chairman and Chief Executive Officer of Hudson Technology, Inc. (tooling and manufacturing)	One	None

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Interested Committee Members and Executive Officers*

Edward J. Lavin* 333 South Wabash Avenue Chicago, Illinois 60604 Born June 1, 1968	Committee Member; Chairman and President	One Year Since March 2011	Assistant Vice President of CAC and CCC since April 2009; Member of Portfolio Management Committee since March 2011; prior thereto Director of CAC and CCC	One	None
Thomas C. Scott 333 South Wabash Avenue Chicago, Illinois 60604 Born March 4, 1947	Principal Executive Officer	N/A Since July 2009	Senior Vice President of CAC's Life and Group Operations	N/A	N/A
Lawrence J. Boysen 333 South Wabash Avenue Chicago, Illinois 60604 Born December 3, 1955	Principal Financial and Accounting Officer	N/A Since July 2009	Senior Vice President and Corporate Controller of CAC and CCC	N/A	N/A
Michael P. Coffey 333 South Wabash Avenue Chicago, Illinois 60604 Born October 10, 1966	Chief Compliance Officer	One Year Since August 2004	Assistant Vice President and Assistant General Counsel of CAC and CCC	N/A	N/A

*
An “interested person” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (1940 Act), by virtue of his/her employment with CAC or any of its affiliated companies. See “Remuneration of Committee Members” for a further description of the affiliated companies.

Remuneration of Committee Members
Separate Account (B) pays Committee Members a fee for their service of $10,000 per annum and reimburses Committee Members for expenses incurred in attending Committee meetings. However, no payments of fees or expenses are made by Separate Account (B) to any Committee Member who is an officer, or employee of, or special consultant to, CAC, CCC, CNAF or any of their affiliated companies (an interested person). Therefore, Mr. Lavin has not received, nor will receive, any such payments. In addition, no Executive Officer of Separate Account (B) receives any such payments from Separate Account (B).

Quarterly Portfolio of Investments and Proxy Voting
Separate Account (B) files its complete schedule of investments with the Securities and Exchange Commission (SEC) for the first and third quarter of each fiscal year on Form N-Q which, when filed, is available without charge, upon written request. Please send a written request to Continental Assurance Company Separate Account (B), Attn: Pension Client Services - 42nd Floor, 333 S. Wabash Ave. Chicago, Illinois 60604.
Separate Account (B)'s proxy voting guidelines and information regarding how Separate Account (B) voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2011 are available without charge, upon request, by calling Continental Assurance Company toll-free at (800) 351-3001.
You may also obtain Separate Account (B)'s proxy voting guidelines, information regarding how proxies were voted, Separate Account (B)'s complete schedule of investments, and other fund information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. The SEC may charge a copying fee for this information. You may also request information about Separate Account (B) by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Committee Members' Review of the Revisions to the Investment Advisory Agreement
Before recommending the continuation of the Amended Advisory Agreement, the Committee Members of Separate Account (B) reviewed the material factors relating to its evaluation of CAC and the Amended Advisory Agreement.
The Committee Members also examined the performance of Separate Account (B) in relation to its unit value over various periods of time and in comparison to other comparable funds, the S&P 500/Citigroup Growth Index® and the S&P 500 Index® (with dividend reinvestment). The Committee Members noted that while Separate Account (B) underperformed its benchmark, the S&P 500/Citigroup Growth Index®, for calendar year 2010, Separate Account (B) outperformed its benchmark for the 5 year period ended December 31, 2010. In addition, the Committee Members reviewed the list of and cost for advisory services provided by CAC and compared them to services and costs of investment advisers of other separate accounts of various sizes, determining that CAC's services and costs compared favorably to the other separate accounts. The Committee Members also noted that CAC receives research services from brokerage firms at no additional cost to CAC or Separate Account (B). The Committee Members decided that Separate Account (B) benefits from its association with CAC by having these services available to be used by CAC in its management of Separate Account (B)'s portfolio as well as CAC's other accounts. The Committee Members considered that effective February 23, 2011 Separate Account (B)'s portfolio is managed by a Portfolio Management Committee.
The Committee Members also considered the fact that CAC sold the vast majority of its life and group businesses in 2004 and is no longer soliciting sales in the remaining life and group businesses and the effect that this would have on its ability to advise Separate Account (B) effectively. The Committee Members also noted that the net assets of Separate Account (B) were expected to decrease over the upcoming years, and Separate Account (B) could potentially obtain some economies of scale with another adviser that managed multiple funds. The Committee Members pointed out that CAC has had a favorable history and relationship with Separate Account (B), a good reputation, the strong qualifications of CAC's personnel, and that other advisers may not be willing or able to provide the same level of services CAC currently provides at the same or a more favorable cost given the relative small size of Separate Account (B). The Committee Members also took note of the fact that the participants overwhelmingly voted to approve the Advisory Agreement with CAC at the prior year's Annual Meeting of Participants.
At the conclusion of its review of these factors, the Committee Members unanimously approved the continuation of the Advisory Agreement on its present terms and conditions at the February 15, 2011meeting, and recommended that its recommendation be submitted to a vote of the Participants of Separate Account (B) at the April 21, 2011Annual Meeting. The Participants approved the continuation of the Advisory Agreement at the April 21, 2011 Annual Meeting.

Matters Submitted to a Vote of Participants
At the April 21, 2011 Annual Meeting of Participants, the following three matters were voted upon:
1.    Election of Committee Members:

Nominees	For	Withheld	Abstain
Richard T. Fox	381,052	—	—
Edward J. Lavin	381,052	—	—
Petrine J. Nielsen	381,052	—	—
Peter J. Wrenn	381,052	—	—
The minimum percentage for such nominees was 100.00% of the total units present.
2.    Approval of the Continuation of the Second Restated and Amended Investment Advisory Agreement with Continental Assurance Company:

For	Against	Abstain
360,757	—	20,295
The votes in favor of the continuation of the Second Restated and Amended Investment Advisory Agreement with Continental Assurance Company represent 94.67% of the total units present.
3.    Ratification of the Committee Members' selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm for Separate Account (B) for the fiscal year ending December 31, 2011:

For	Against	Abstain
359,399	9,114	12,539
The votes in favor of the Committee Members' selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm for Separate Account (B) for the fiscal year ending December 31, 2011 represent 94.32% of the total units present.

ITEM 2. CODE OF ETHICS.
Not applicable to this semi-annual report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this semi-annual report.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this semi-annual report.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to the Registrant.
ITEM 6. INVESTMENTS.
(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.
(b) Not applicable to the Registrant.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable to the Registrant.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There were no changes to the procedures by which participants may recommend nominees to the Committee.
ITEM 11. CONTROLS AND PROCEDURES.
(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (1940 Act)) as of a date within 90 days of the filing date of this report, the Registrant's principal executive officer and principal financial and accounting officer have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.
(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form.
(a) (1) Registrant's Code of Ethics: Not applicable. Please see Item 2 above.
(a) (2) Separate certifications by the Registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940: Attached hereto as EX-99.CERT.
(a) (3) Not applicable to the Registrant.
(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940: Attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Continental Assurance Company Separate Account (B)
By:	/s/ THOMAS C. SCOTT
Thomas C. Scott
Principal Executive Officer
Date:	August 26, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ THOMAS C. SCOTT
Thomas C. Scott
Principal Executive Officer
Date:	August 26, 2011

By:	/s/ LAWRENCE J. BOYSEN
Lawrence J. Boysen
Principal Financial and Accounting Officer
Date:	August 26, 2011